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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                October 6, 1997



                           FAMILY GOLF CENTERS, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

   Delaware                       0-25098                       11-3223246
---------------               ----------------                 -------------
(State or other               (Commission File                 (IRS Employer
 jurisdiction of               Number)                          Identification
 incorporation)                                                 No.)

                             225 Broadhollow Road
                           Melville, New York 11747
                    --------------------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666



                                Not Applicable
                 ---------------------------------------------
                (Former Address, if changed since last report)




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         Item 5.           Other Events.

         On October 6, 1997 Family Golf Centers, Inc. (the "Company") entered into an agreement to sell, for $15.5 million in cash, six of the seven stand-alone bowling centers it acquired in connection with the acquisition of Leisure Complexes Inc. in July 1997. The transaction is subject to a number of conditions and there is no assurance it will be consummated.

         If the sale is consummated, the Company intends to use the proceeds to pay down a portion of its debt with Chase Manhattan Bank.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Businesses Acquired:

                           Not applicable.

                  (b)      Pro Forma Financial Information:

                           Not applicable.

                  (c)      Exhibits:        None.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 7, 1997.
                                    FAMILY GOLF CENTERS, INC.

                                    By: /s/ Dominic Chang
                                        -----------------
                                        Dominic Chang,
                                        President and Chief Executive Officer


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